FIRST AMENDED
                          PLEDGE AND SECURITY AGREEMENT


                                                                   June 20, 1997
                                                                 Omaha, Nebraska

      This FIRST AMENDED PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of June 20, 1997, is entered into by and between Telenational Communications, Inc., a Delaware Corporation ("the Pledgor") and Value Partners, Ltd., a Texas limited partnership (the "Secured Party"), in order to secure the payment of the indebtedness hereinafter referred to of Pledgor to the Secured Party.

                                 R E C I T A L S

1. On or about November 8, 1995, Telenational Communications Limited Partnership, a Nebraska limited partnership ("Telenational") executed as maker that certain Unsecured Senior Promissory Note (the "Original Note") in the principal sum of Eight Hundred Fifty Thousand and no/l00 Dollars ($850,000.00) to Aden Enterprises, Inc., d/b/a ECDI, Inc., as Payee ("Aden"). The Original Note was pledged and assigned by Aden to the Secured Party and acquired at public sale by the Secured Party pursuant to that certain Amended and Restated Pledge Agreement executed by Aden in favor of the Secured Party and dated as of December 8, 1995.

2. Telenational defaulted on the Original Note. As a condition to and in consideration of the Secured Party reinstating, renewing, and extending the Original Note to Telenational in the amount of $850,000.00, Telenational agreed
(i) to enter into and execute that certain Amended and Restated Promissory Note dated March 20, 1997 (the "Telenational Note"), and (ii) to pledge to the Secured Party (a) all of the personal property of Telenational, including that set forth in Exhibit "A" attached hereto and made a part hereof, (the "Personal Property") and (b) 850,000 shares of Series A noncumulative Preferred Stock of Enhanced Telecommunications Services, Inc., owned by Telenational, (the "Pledged Securities") pursuant to that certain Pledge and Security Agreement dated March 20, 1997 (the "Telenational Pledge Agreement"). The Telenational Note, that certain Loan Modification Agreement dated March 20, 1997 by and between Secured Party and Telenational, the Telenational Pledge Agreement and all financing statements and related documents shall be referred to herein as the "Telenational Documents".

3. Pledgor desires to acquire the Personal Property from Telenational, subject to the security interest granted the Secured Party in the Telenational Pledge Agreement. WorldPort Communications, Inc. ("WorldPort") and Telenational entered into that certain Asset Purchase Agreement dated April 23, 1997 (the "Asset Purchase Agreement"), pursuant to which TCI, as assignee of WorldPort, is to acquire the Personal Property, subject to the security interest of Secured Party, as modified in the Loan Documents (as that term is defined herein). Pledgor and its parent, WorldPort, have executed that certain Second Amended and

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Restated  Senior  Secured  Promissory  Note (the "Note") and that certain  First
Amended Loan Modification Agreement (the "Loan Agreement") and the Pledgor has executed this Agreement. The Note, this Agreement, the Loan Agreement, that certain Certificate of No Oral Agreements, financing statements as amended by the Pledgor (the "Financing Statements") and all related documents shall be referred to herein as the "Loan Documents". This Agreement is entitled to all of the liens, benefits, priorities, rights and privileges, as amended, reinstated, restated, replaced, modified and granted herein and in the other Loan Documents, which are hereby ratified and carried forward in full force and effect, of the Original Note and the Telenational Documents.

                                A G R E E M E N T

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Definitions. Capitalized terms used herein shall have the meaning specified herein.

      Section 2.  Pledge.

      (a) Pledgor Pledgor hereby pledges, assigns, transfers, and delivers to the Secured Party, and hereby grants a security interest, and renews, assumes and affirms the existing security interest of Secured Party in the following (the "Collateral"): (a) the Personal Property, and (b) all of the property compromising the Personal Property , and all proceeds thereof and all substitutions, replacements and accessions thereto. Cash proceeds from the Collateral shall promptly be delivered to the Secured Party and shall, at the option of the Secured Party, be held as Collateral for the Note and/or be applied to the obligations of the Pledgor and WorldPort arising under the Loan Documents.


      (b) The pledge of the Collateral shall be referred to herein as the "Security Interest".

      (c) Pledgor assumes all obligations of Telenational under the Telenational Pledge Agreement, as modified herein. This Agreement amends, renews, restates, reinstates replaces and affirms the security interest granted Pledgor in the Telenational Pledge Agreement, as modified herein, and the Pledgor expressly affirms that such priority created therein is affirmed herein.


      Section 3. Secured Obligations. The Security Interest shall secure, under the circumstances set forth herein, the Secured Obligations. For purposes of this Agreement, the term "Secured Obligations" shall mean the following (i) the due and punctual payment and performance of the Note, and (ii) the reimbursement of all costs incurred by the Secured Party to maintain, preserve and enforce the Note, the Loan Agreement and this Agreement, collect the Secured Obligations and maintain and preserve the Collateral, including without limitation the Secured

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Party's reasonable  attorneys' fees,  disbursements and legal expenses,  and all
expenditures  by  Secured  Party  for  taxes,   insurance  and  repairs  to  and
maintenance of the Collateral.

      Section 4. Pledgor's Obligations to Pay. Pledgor shall pay and perform all of the Secured Obligations and any and all obligations set forth in the Loan Documents as the same may become due according to their terms. Pledgor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys= fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party=s rights and remedies hereunder, including in, retaking, holding, preparing for sale or lease, or selling and leasing, and the like, the Collateral.

      Section 5. Protection of the Collateral. Pledgor shall defend the title to the Collateral against all claims and demands whatsoever. Other than those encumbrances set forth in Exhibit "B", attached hereto and by this reference incorporated herein, Pledgor shall keep the respective Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. Upon request by Secured Party, Pledgor, at the Pledgor's expense, shall furnish further assurances of title, execute any further instruments and documents, and do any other acts, that Secured Party may request, necessary to effectuate the purposes and provisions of this Agreement, including, in order to perfect and protect the Security Interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the rights and remedies hereunder with respect to any Collateral.

      Pledgor shall not further sell, exchange, assign, transfer or otherwise dispose of the Collateral, and shall not further encumber, hypothecate, mortgage, create a lien on or security interest in the Collateral, without the prior written consent of Secured Party in each instance. The risk of loss of the Collateral at all times shall be borne by the Pledgor. Pledgor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear.

      Pledgor at all times shall maintain: (a) insurance covering the Collateral and all other property of Pledgor against loss or damage by fire and other hazards; (b) insurance against liability on account of damage to persons and property; (c) all insurance required under applicable workmen=s compensation laws; and (d) insurance covering such other risks as Secured Party reasonably may request. Such insurance shall be in amounts satisfactory to Secured Party, shall be maintained with responsible insurance carriers, shall name Pledgor and Secured Party as their interests may appear as insured, and shall provide for at least thirty (30) days notice to Secured Party prior to cancellation. Pledgor from time to time, shall upon Secured Party=s written request, promptly furnish or cause to be furnished to Secured Party evidence of the maintenance of all insurance required to be maintained hereunder, including such originals or copies of policies, certificates of insurance, riders and endorsements relating thereto and proof of payment of premiums as Secured Party may request. If Pledgor shall fail to maintain any such insurance, Secured Party may, but shall not be obligated to, do so at the expense of Pledgor, in addition to the other rights and remedies of Secured Party. Pledgor hereby appoints Secured Party the attorney in fact of Pledgor for purposes of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts, and hereby assigns to

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Secured Party all sums which may become payable under such insurance,  including returned premiums and dividends, as additional security for the Secured Obligations.

      The  Collateral  shall  be kept at  Pledgor's  place of  business  at 7300
Woolworth Ave., Omaha, Nebraska 68124, except for temporary removal in connection with its ordinary use or unless Pledgor shall have obtained the prior written consent of Secured Party for its removal to another location. Secured Party shall have the right to enter upon Pledgor's premises at any reasonable time, and from time to time, to inspect the Collateral.


      Section 6. Filing and Recording. Pledgor shall execute and deliver to Secured Party any financing statements, and shall procure for Secured Party any other documents, necessary or appropriate to protect the security interest granted, renewed, amended, reinstated, assumed and extended to Secured Party hereunder and in the Telenational Pledge Agreement against the rights and interests of third parties, and shall cooperate with the Secured Party to cause the same to be duly filed in all places necessary to perfect the security interest of Secured Party in the Collateral. In the event that any recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, Pledgor, at its own cost and expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by Secured Party. Pledgor hereby authorizes Secured Party to file or refile any financing statements, continuation statements, and/or amended statements with respect to the security interest granted pursuant to this Agreement which at anytime may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Pledgor. Pledgor hereby irrevocably designates Secured Party, its agents, representatives and designees, as agent and attorney-in-fact for Pledgor for the aforesaid purposes.

      Section 7.  Representations and Warranties.


      Pledgor represents and warrants to the Secured Party as follows:

            (i) Pledgor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court or governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed or trust, agreement or other instrument to which Pledgor is a party or by which Pledgor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Pledgor.

            (ii) Pledgor has the power to execute, deliver and perform the provisions of this agreement and all instruments and documents delivered

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      or to be delivered  pursuant  hereto,  and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

            (iii) The property described on Exhibit "A" hereto is all personal property of any kind or nature owned, either directly or indirectly, by Pledgor as of closing of the Asset Purchase Agreement.

            (iv) Pledgor is the legal and equitable owner of the Collateral, subject to the interest therein granted Secured Party. The ownership by Pledgor of the Collateral is free and clear of all security interests, liens, claims and encumbrances of every kind and nature, except as set forth in Exhibit "B" hereto. Except as may be set forth in Exhibit "B" annexed hereto, no financing statement covering the Collateral or its proceeds is on file in any public office. Nothing herein shall be construed either as a consent by Secured Party to the validity of such encumbrances or as a waiver of Secured Party's right to contest such encumbrances.

            (v) No default exists, and no event which with notice or the passage of time or both, would constitute a default under the Collateral by any part thereto, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit "B" annexed hereto.

            (vi)  The  Security   Interest   constitutes  a  valid  and,  upon
      delivery of documents necessary to perfect the Secured Party=s security interest in the Collateral, a perfected security interest in the Collateral for payment and performance of the Secured Obligations, subject only to those liens and encumbrances of record as set forth in Exhibit "B" attached hereto and by this reference incorporated herein.

      All representations and warranties of Pledgor contained herein shall survive the execution, delivery and performance of this Agreement until termination of this Agreement under Section 20.

      Section 8. Release of Collateral. The Pledgor shall not sell or otherwise dispose of the Collateral, or any part thereof or any interest therein. If the Collateral, or any part thereof, is sold or otherwise disposed of in violation of these provisions, the Security Interest of the Secured Party shall continue in such Collateral or any part thereof notwithstanding such sale or other disposition, and Pledgor will deliver any proceeds thereof to the Secured Party to be, at the option of the Secured Party, held as Collateral hereunder, and/or be applied to the obligations of the Pledgor.

      Section 9. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints the Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of any Pledgor and in its name or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement.

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      Section 10. Secured Party May Perform.  Upon the occurrence and during the continuance of an Event of Default (including an Event of Default resulting from a failure to perform any agreement contained herein), if the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor under Section 15.

      Section 11. Reasonable Care. The Secured Party shall have an obligation to exercise reasonable care with respect to Collateral in its possession; provided, however, that the Secured Party shall be deemed to have exercised reasonable care if the Collateral is accorded treatment substantially comparable to that which the Secured Party accords its own property or treatment substantially in accordance with actions requested by Pledgor in writing (although the Secured Party shall not be obligated to comply with any such requests and no failure to do so shall be deemed to be a failure to exercise reasonable care).

      Section 12.  Events of Default

      The occurrence of any one or more of the following events (hereinafter referred to as AEvents of Default@) shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

            (a) If a default in the payment of any principal or interest due under the Note shall occur; or

            (b) If a failure to pay, perform or observe any covenant, agreement, term or provision of the Loan Documents, or any other agreement or arrangement now or hereafter entered into between the parties to the Loan Documents shall occur; or

            (c) If any Event of Default shall occur under the terms of the Note or the Loan Agreement.

            (d) If there shall occur any reduction in the value of the Collateral or any act of any of the Pledgor which imperils the prospect of the full performance or satisfaction of the Secured Obligations; or

            (e)  If all  of or  any  part  of  the  Collateral  shall  be  sold, transferred or assigned, or shall be further encumbered, hypothecated, mortgaged, or made subject to any other lien or security interest, without the prior written consent of Secured Party.

      Section 14.  Remedies

      If upon or after the occurrence of any Event of Default, the Secured Party elects to exercise remedies under this Agreement (the occurrence of any such

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event shall be  referred  to as an  "Acceleration"),  then upon  minimum  notice required by applicable law the Secured Obligations shall immediately become due and payable in full without notice or demand and the following provisions shall apply:

            (a) The Secured Party may, with or without notice to Pledgor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Pledgor agrees not to resist or interfere therewith;

            (b) The Secured Party may require Pledgor to prepare, assemble or collect the Collateral, at Pledgor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Pledgor's premises or elsewhere;

            (c) The Secured Party may exercise (in compliance with all applicable securities laws) in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code in effect in the State of Texas at that time, and the Secured Party may also, without notice except as specified below, sell with or without representations or warranties, the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, over the counter or at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may in its sole discretion deem commercially reasonable or otherwise in such manner as necessary to comply with applicable federal and state securities laws. Upon consummation of any such sale, the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers at any such sale and such purchasers shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and Pledgor hereby waives (to the extent permitted by Law) all rights of redemption, stay or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted;

            (d) The Secured Party may execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Pledgor;

            (e) Should Pledgor fail to cure any default within three (3) business days of receiving written notice of such default from the Secured Party the Secured Party may remedy any default by Pledgor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Pledgor and added to the Secured Obligations secured hereby;

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            (f) The Secured Party may apply for a temporary  restraining  order, and/or an injunction to restrain a breach or threatened breach of this Agreement by Pledgor;

            (g) Pledgor agrees that the Secured Party shall not be required to register or qualify any of the Collateral under applicable state or federal securities laws in connection with any such sale if the sale is effected in a manner that complies with all applicable federal and state securities laws or exemptions therefrom. The Secured Party shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. In the event that any such Collateral is sold at private sale, Pledgor agrees that if such Collateral is sold for a price that the Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Pledgor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) the Secured Party shall not incur any liability or responsibility to Pledgor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the Secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree (other than the Secured Party or an affiliate of the Secured Party), unless such sale was not commercially reasonable under the circumstances;

            (h) To the extent notice of sale shall be required by law, the Secured Party shall give the Pledgor at least ten (10) days' (or such longer period as shall be specified by applicable laws) notice of the time and place of any public sale or the time after which any private sale is to be made, which Pledgor agrees shall constitute commercially reasonable notification. At any such sale, the Secured Party, to the extent permitted by law, may bid (which bid may be, in whole or in part, in the form of cancellation of Secured Obligations) for and purchase for the account of the Secured Party the whole or any part of the Collateral. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. Pledgor agrees that any sale of the Collateral conducted by the Secured Party in accordance with the foregoing provisions of this Section 14(h) shall be deemed to be a commercially reasonable sale under the Uniform

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            Commercial  Code as in  effect  in the  State of Texas  from time to time;

            (i) As an alternative to exercising the power of sale herein conferred upon it, the Secured Party may proceed by a suit or suits at law or in equity to foreclose the security interest granted under this Agreement and to sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction;

            (j) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (i) prior to the occurrence of an Acceleration shall, at the option of the Secured Party, be applied as is set forth in subparts (x) and (y) of this paragraph, or be held by the Secured Party as collateral for the Note, and (ii) following the occurrence of an Acceleration may be held by the Secured Party as Collateral and/or then or at any time thereafter applied as follows: (x) first, to the payment to the Secured Party of the costs and expenses of retaking, holding and preparing for sale of the Collateral and any other fees, expenses, claims, demands, losses, judgments, damages and liabilities arising out of or related to any Loan Document which are payable to the Secured Party, including arising in the Note and this Agreement, and (y) second, to the Secured Party for application against or on account of all or any part of the Note; and

            (k) Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Note shall be reassigned and redelivered as provided in Section 20 hereof.

      Section 15. Expenses. The Secured Party shall be entitled to receive from any proceeds of the Collateral, the amount of any and all reasonable expenses, including, in the event of default, the fees and expenses of its counsel and of any experts and agents which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

      Section 16. Security Interest Absolute. All rights of the Secured Party hereunder, the interest, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

            (i) any lack of validity or enforceability of the Loan Documents or the Secured Obligations or any other agreement or instrument relating to the Loan Documents or the Secured Obligations;

            (ii) any change in the time, manner or place of payment of, or in any other term of, the Loan Documents or the Secured Obligations, or

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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 9
            any renewal or extension of the Loan Documents or the Secured Obligations or any other amendment or waiver of or any consent to any departure from this Agreement or any other agreement or instrument;

            (iii) any sale, exchange, release or nonperfection of any of the Collateral, or any release of any guarantor or any person liable in any manner for the collection of the Note or the Secured
            Obligations, or any amendment or waiver of or consent to or departure from any guaranty, the Loan Documents or the Secured Obligations; or

            (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of any of the Loan Documents or the Secured Obligations.

      Section 17. Amendments and Waivers. The Loan Documents represent the final agreement agreed to by the parties. No amendment or waiver of any provision of the Loan Documents, and no consent by Secured Party to any breach thereof by Pledgor shall in any event be effective unless the same shall be in writing and signed by the Secured Party, Pledgor and, if appropriate, any guarantor of any Secured Obligation, and then such waiver or consent shall be effective only for the specific purpose for which given. No course of dealing between Pledgor, any guarantor of any Secured Obligation and Secured Party in exercising any rights or remedies in the Loan Documents shall operate as a waiver or preclude the exercise of any other rights or remedies in the Loan Documents. All such rights and remedies shall continue unimpaired, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted with respect to any of the Secured Obligations. Pledgor hereby waives all notice of any such delay, extension of time, renewal, compromise or indulgence, and consents to be bound thereby as fully and effectually as if Pledgor expressly had agreed thereto in advance. The aforesaid Note may be negotiated by Secured Party, without releasing Pledgor or the Collateral.

      Section 18. Time is of the Essence; No Waiver: Cumulative Remedies. Time and exactitude of each of the terms, obligations, covenants and conditions of this Agreement are hereby declared to be of the essence. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      Section 19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. The Secured Party may assign this Agreement, and if assigned, the assignee shall be entitled, upon notifying
Pledgor, to the payment and performance of all of the Secured Obligations and agreements of Pledgor hereunder and to all of the rights and remedies of Secured Party hereunder, and Pledgor will assert no claims or defenses Pledgor may have against Secured Party against the assignee. The gender and number used in this Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.

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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 10

      Section 20. Termination. This Agreement shall terminate upon the payment in full of the Note and Secured Obligations. Upon such termination, the Secured Party shall reassign and redeliver (or cause to be reassigned and redelivered) to appropriate Pledgor, or to such person or persons as Pledgor shall designate or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral pledged by that Pledgor (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Secured Party and at the expense of Pledgor.

      Section 21. Addresses for Notices. Any notice or communication to be given or made hereunder shall be in writing (including facsimile communication) and may be given or made personally or by first class letter, telefax, courier telex or tested telex, telegram or cable (confirmed, in the case of a telecopy, telex, telegram or cable, by a letter delivered personally within, or dispatched by first class mail within, twenty-four (24) hours of the dispatch of such telefax, telex, telegram or cable) and shall be effective when actually received. For the purposes hereof, the address of the Pledgor shall be the address maintained in the records of the Secured Party (until notice of a change thereof is given as provided in this Section 21), and the address of the Secured Party (until notice of a change thereof is given as provided in this Section 21) shall be as follows:

                              Value Partners, Ltd.
                                2200 Ross Avenue
                                 Suite 4660 West
                              Dallas, Texas 75201.

      Section 22. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until termination as provided in herein, (ii) be binding upon Pledgor, the Secured Party and their respective successors and assigns, and (iii) inure, together with the rights, powers and remedies of Pledgor and the Secured Party hereunder, to the benefit of Pledgor, the Secured Party and their respective successors, transferees and assigns, as the case may be.

      Section 23. Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Texas (other than conflict of laws rules).

      Section  24.  Severability.  Wherever  possible,  each  provision  of this
Agreement shall be interpreted in such manner as to be effective. If any provisions of this Agreement or any lien, security interest or other right of
the  Secured  Party  hereunder   shall  be  held  to  be  invalid,   illegal  or
unenforceable under applicable law, such invalidity, illegality or unenforceability shall not affect any other provision herein or any lien, security interest or other right granted hereby.

      Section 25. Usury. All agreements between Pledgor and the Secured Party, whether now existing or hereafter arising and whether written or oral, are

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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 11
hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date, as that term is defined in the Note, or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Secured Party exceed the maximum amount permissible under the laws of the State of Texas (hereinafter the "Applicable Law"). If, from any circumstance whatsoever, interest would otherwise be payable to the Secured Party in excess of the maximum amount permissible under the Applicable Law, the interest payable to the Secured Party shall be reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance the Secured Party shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the party making such payment. All interest paid or agreed to be paid to the Secured Party shall, to the extent permitted by the Applicable Law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under the Applicable Law. The Secured Party expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph shall control all agreements between Pledgor and the Secured Party.

      Section 26. Multiple Counterparts. This Agreement may be executed in separate or multiple counterparts by the parties, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by only one or more of the parties, and all of such Agreements shall be deemed but one and the same Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.


                                    SECURED PARTY:

                                    VALUE PARTNERS, LTD.

                                    By: Fisher Ewing Partners,
                                    a Texas general partnership

                                    General Partner



                                    By: /s/Timothy Ewing
                                        ----------------------------------------
                                          Timothy Ewing
                                    Its:  General Partner


                                    PLEDGOR:



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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 12

                                    TELENATIONAL COMMUNICATIONS, INC.

                                    By:  /s/John Dalton
                                        ----------------------------------------

                                    Its: President & C.E.O.
                                        ----------------------------------------





















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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 13

                                   EXHIBIT "A"

                           SCHEDULE OF PLEDGED ASSETS

      A. All "accounts", as such term is defined in Article 9 of the UCC, acquired by Pledgor pursuant to the Asset Purchase Agreement, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Pledgor: (a) all rights of the Pledgor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Pledgor, (c) all rights of the Pledgor to receive any payment of money or other form of consideration, (d) all security pledged, assigned or granted to or held by the Pledgor to secure any of the foregoing,
(e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Pledgor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale. The total value of such accounts subject to this Pledge shall not exceed the present value of such accounts held by or for the benefit of Pledgor as of the date hereof.

      B. All "chattel paper", as such term is defined in Article 9 of the UCC, acquired by Pledgor pursuant to the Asset Purchase Agreement. The total value of such chattel paper shall not exceed the present value of chattel paper held by or for the benefit of Pledgor.

      C. All "instruments", as such term is defined in Article 9 of the UCC, acquired by Pledgor pursuant to the Asset Purchase Agreement, shall include all promissory notes, drafts, bills of exchange, and trade acceptances of the Pledgor, whether now owned or hereafter acquired. The total value of such instruments shall not exceed the present value of instruments held by or for the benefit of Pledgor.

      D. All "general intangibles", as such term is defined in Article 9 of the UCC, acquired by Pledgor pursuant to the Asset Purchase Agreement and shall include, without limitation, each of the following: (1) all of the Pledgor= service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions; (2) all of the Pledgor= books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes, and all rights of the Pledgor to retrieve data and other information from third parties; (3) all of the Pledgor= contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts and certificates of deposit; (4) all rights of the Pledgor to payment under letters of credit and similar agreements; (5) all tax refunds and tax refund claims of the Pledgor, (6) all choses in action and causes of action of the Pledgor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Pledgor, (7) all rights and claims of the Pledgor under warranties and indemnities, and (8) all rights of the Pledgor under any insurance, surety, or similar contract or arrangement.


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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 14

      E. All "documents", as such term is defined in Article 9 of the UCC, acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Pledgor.

      F. All "equipment", as such term is defined in Article 9 of the UCC, acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement or hereafter acquired as a substitution, replacement or accession thereto by the Pledgor, and, in any event shall include, without limitation, all switches, machinery, equipment, furniture, fixtures, trade fixtures, trailers, rolling stock, vessels, aircraft, and vehicles now owned by the Pledgor and any and all additions, substitutions, and replacement of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

      G. All "inventory", as such term is defined in Article 9 of the UCC, acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Pledgor: (l) all goods and other personal property of the Pledgor that are held for sale or lease or to be furnished under any contract of service; (2) all raw materials, work-in-process, finished goods, inventory, supplies and materials of the Pledgor; (3) all wrapping, packaging, advertising, and shipping materials of the Pledgor; (4) all goods that have been returned to, repossessed by or stopped in transit by the Pledgor; and (5) all documents evidencing any of the foregoing. This shall include the rights in and to the unredeemed value of prepaid telephone cards commonly referred to as "breakage". The total value of such inventory shall not exceed the present value of inventory held by or for the benefit of Pledgor.

      H. All rights of Pledgor under any agreement (together with any collateral or other security therefor existing at any time, the "Assigned Agreements"), acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement including, without limitation, (1) all rights of the Pledgor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (2) all rights of the Pledgor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the assigned Agreements, (3) all claims of the Pledgor for damages arising out of or for breach of or default under the assigned Agreements, and (4) all rights of the Pledgor to enforce and terminate the Assigned Agreements, to performance by all obligors thereunder and to compel performance and otherwise exercise all rights and remedies thereunder.

      I. All of the following acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement: (1) all copyrights, works protectable by copyright, copyright registrations, and copyright applications of the Pledgor, if any; (2) all renewals, extensions, and modifications thereof; (3) all income, royalties, damages, profits, and payments relating to or payable under any of the foregoing; (4) the right to sue for past, present, or future infringements of any of the foregoing; (5) all other rights and benefits relating to any of the foregoing throughout the world; and (6) all goodwill associated with symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Pledgor (collectively, the "Copyrights").

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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 15

      J. All written agreements acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement granting to the Pledgor any right to use any Copyright.

      K. All of the following acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement: (1) all patents, patent applications, and patentable inventions of the Pledgor, if any, and all of the inventions and improvements described and claimed therein; (2) all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing; (3) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (4) the right to sue for past, present, and future infringements of any of the foregoing; (5) all other rights and benefits relating to any of the foregoing throughout the world; (6) all goodwill associated with any of the foregoing; in each case, acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement (collectively, the APatents@).

      L. All written agreements acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement granting to the Pledgor any right to use any invention on which a Patent is in existence.

      M. All of the following acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement: (1) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers (including the rights and interest in and to the use of the the logos and identifiers of any third parties which Maker may have the right to use), prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof; (2) all reissues, extensions and renewals thereof; (3) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing including damages or payments for past or future infringements of any of the foregoing; (4) the right to sue for past, present, and future infringements of any of the foregoing; (5) all rights corresponding to any of the foregoing throughout the world; and (6) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Pledgor (collectively, the "Trademarks").

      N. All written agreements acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement granting to the Pledgor any right to use any Trademark.


      O. All other goods and personal property of the Pledgor of any kind or character; whether tangible or intangible acquired by Pledgor from Telenational pursuant to the Asset Purchase Agreement.

      P.    Those  items  set  forth  on  Exhibit  A-1  attached   hereto  and
incorporated herein by reference.


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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 16

      Q. The proceeds, in cash or otherwise, of any of the property described herein and all liens, security, rights, remedies and claims of the Pledgor with respect thereto.


      R. All "proceeds" of the property described herein, as such term is defined in Section 9.306 of the UCC and, in any event, shall include, but not be limited to; (1) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Pledgor from time to time with respect to any of the property described herein, (2) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the property described herein, by any governmental authority (or any person or entity acting, or purporting to act, for or on behalf of any governmental authority); and (3) any and all other amounts from time to time paid or payable under or in connection with any of the property described herein and all products of the property described herein.

      As used herein, "UCC" means the Uniform Commercial Code as in effect in the State of Texas; provided, that if by mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest in any Collateral to which this document relates is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, UCC means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.


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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 17

                                    EXHIBIT B

                            SCHEDULE OF ENCUMBRANCES



Secured Party:    BA Credit Corporation
Security:         Equipment, Product, Proceeds
Filed:            6-1-93


Secured Party:    Harris Corporation
Security:         Equipment
Filed:            12-2-94


Secured Party:    Bank of Nebraska
Security:         Equipment, Product
Filed:            4-10-95


Secured Party:    Business Leasing, Inc.
Security:         Equipment
Filed:            6-17-96


Secured Party:    Paul F. Schneider
Security:         Accounts receivable on Telenational's customer base.
Filed:            8-12-96


Secured Party:    Midcom Communications, Inc.
Security:         Accounts receivable, inventory, equipment, general intangibles and all other personal property.
Filed:            12-13-96

Secured Party:    Value Partners, Ltd.
Security:         Collateral, as defined in this Agreement.
Filed:            March 24, 1997


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             FIRST AMENDED PLEDGE AND SECURITY AGREEMENT, PAGE 18